                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            CARMIKE CINEMAS, INC.
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                            CARMIKE CINEMAS, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)
      (2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             CARMIKE CINEMAS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 9, 1994

         The Annual Meeting of Shareholders of Carmike Cinemas, Inc. will be held at the offices of Troutman Sanders, NationsBank Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia on Monday, May 9, 1994, commencing at 11:00 a.m., E.D.T.

         At the meeting the shareholders will be asked to:

         1. Elect six (6) directors to serve for the ensuing year or until their successors are duly elected and have qualified; and

         2. Transact any other business which may properly be brought before the meeting.

         The Board of Directors has fixed the close of business on March 15, 1994 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

                                             By Order of the Board of Directors,


                                             LARRY M. ADAMS
                                             Secretary

Columbus, Georgia
April 2, 1994


                                   IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             CARMIKE CINEMAS, INC.

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                  MAY 9, 1994

         This proxy statement and the accompanying proxy card are furnished to the shareholders of Carmike Cinemas, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on May 9, 1994, at the offices of Troutman Sanders, NationsBank Plaza, 600 Peachtree Street, 52nd Floor, Atlanta, Georgia at 11:00 a.m., E.D.T and any adjournments thereof. All shareholders are encouraged to attend the meeting. Your proxy is requested, however, whether or not you attend in order to assure maximum participation.

         At the Annual Meeting, shareholders will be requested to act upon the matters set forth in this proxy statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. You may withhold your vote from any nominee for director by writing his name in the appropriate space on the proxy card. You may cancel your proxy before balloting begins by notifying the Secretary of the Company in writing at 1301 First Avenue, Columbus, Georgia 31901. In addition, any proxy signed and returned by you may be revoked at any time before it is voted by delivering a new duly executed proxy card bearing a later date or by appearing and voting in person at the meeting. If you return a signed proxy card that does not indicate your voting preference, the proxy committee will vote your shares for the election of the nominated directors. It is anticipated that this proxy statement and accompanying proxy card will first be mailed to the Company's shareholders on or about March 31, 1994. The Company's 1993 Annual Report to Shareholders, which should be read in conjunction with the matters discussed in this proxy statement, is also enclosed. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to shareholders.

         The principal executive offices of the Company are located at 1301 First Avenue, Columbus, Georgia 31901-2109. The telephone number is (706) 576-3400.

         The close of business on March 15, 1994 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the annual meeting. On that date the Company had outstanding 6,554,901 shares of its Class A Common Stock, $.03 par value ("Class A Common Stock"), and 1,420,700 shares of its Class B Common Stock, $.03 par value ("Class B Common Stock"). Each share of

Class A Common Stock entitles the holder thereof to one vote per share on all matters properly coming before the meeting. Each share of Class B Common Stock entitles the holder thereof to ten votes per share on all matters properly coming before the meeting.


                             ELECTION OF DIRECTORS

         The Board of Directors has nominated the six individuals named below for election as directors of the Company, each to serve until the next annual meeting of shareholders and until his respective successor shall be duly elected and shall qualify. All of the individuals nominated by the Board of Directors for election are presently directors of the Company. It is the present intention of the persons named in the accompanying form of proxy to vote such proxy (unless authority to so vote is withheld) for the election of the six nominees named below as directors of the Company.

         Directors are elected by a plurality of the votes cast by the holders of the Company's Class A Common Stock and Class B Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

         The Board of Directors expects that each of the nominees will be available to stand for election and to serve as director. However, in the event a vacancy among the original nominees occurs prior to the meeting, the proxies will be voted for a substitute nominee or nominees named by the Board and for the remaining nominees.

         The following is a brief description of the business experience of each nominee for at least the past five years. For purposes of this description, references to the Company include the Company's predecessor, Martin Theatres, Inc.

         C.L. PATRICK, age 75, who has served as Chairman of the Board of Directors of the Company since April 1982, joined the Company in 1945, became its General Manager in 1948 and served as President of the Company from 1969 to 1970. He served as President of Fuqua Industries, Inc. (the predecessor of The Actava Group, Inc.) from 1970 to 1978 and as Vice Chairman of the Board of Directors of Fuqua Industries, Inc. from 1978 to 1982. Mr. Patrick is a director emeritus of Columbus Bank & Trust Company.

         MICHAEL W. PATRICK, age 43, has served as President of the Company since October 1981, a director of the Company since April 1982 and Chief Executive Officer since March 29, 1989. He joined the Company in 1970 and served in a number of operational and film booking and buying capacities prior to becoming President. Mr. Patrick is a director of Columbus Bank & Trust Company.

         CARL L. PATRICK, JR., age 47, has served as a director of the Company since April 1982. He was the Director of Taxes for the Atlanta, Georgia office of Arthur Young & Co. from October 1984 to September 1986, and is currently self-employed. Previously, he was a certified public accountant with Arthur Anderson & Co. from 1976 to October 1984. Mr. Patrick served two terms as Chairman of the Board of Summit Bank Corporation and still serves as a director. Mr. Patrick is Co-Chairman of PGL Entertainment Corp.

         JOHN W. JORDAN, II, age 45, has been a director of the Company since April 1982. He is a co-founder and managing partner of The Jordan Company, which was founded in 1982. Mr. Jordan is a managing partner of Jordan/Zalaznick Capital Company and Chairman of the Board and Chief Executive Officer of Jordan Industries, Inc. From 1973 until 1982, he was a Vice President of Carl Marks & Company, a New York investment banking company. Mr. Jordan is a director of Jones Plumbing Systems, Inc., and Leucadia National Corporation, as well as the companies in which The Jordan Company holds investments.

         CARL E. SANDERS, age 68, has been a director of the Company since April 1982. He is engaged in the private practice of law as the senior partner of Troutman Sanders, an Atlanta, Georgia law firm. Mr. Sanders is a former governor of the State of Georgia and is also director of The Actava Group, Inc., First Union Corporation of Georgia, and Healthdyne, Inc.

         DAVID W. ZALAZNICK, age 39, has served as a director of the Company since April 1982. He is a co-founder and general partner of The Jordan Company, a managing partner of Jordan/Zalaznick Capital Company and a director of Jordan Industries, Inc. From 1978 to 1980, he worked as an investment banker with Merrill Lynch White Weld Capital Markets Group and, from 1980 until the formation of The Jordan Company in 1982, Mr. Zalaznick was a Vice President of Carl Marks & Company, a New York investment banking company. Mr. Zalaznick is a director of Jones Plumbing Systems, Inc., Custom Chrome, Inc., American Safety Razor Company, Cookies USA, Inc. and NewFlo Corp., as well as the companies in which The Jordan Company holds investments.

         Messrs. Michael W. Patrick and Carl L. Patrick, Jr. are the sons of Mr. C. L. Patrick.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.


                             ADDITIONAL INFORMATION

BOARD MEETINGS

         The business of the Company is managed by or under the direction of the Board of Directors. The Board of Directors met on one occasion during the year ended December 31, 1993, and took action by unanimous written consent in lieu of a meeting on four occasions. Each of the directors attended all of the aggregate of (1) the total meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served, during the periods that he served. Each non-salaried director of the Company receives a $6,000 fee per annum for his services as a director plus $500 for each meeting of the Board at which he participates in person.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Stock Option Committee, which consists of Messrs. C.L. Patrick, Carl E. Sanders and John W. Jordan, II, has the authority to determine to whom options are to be granted under the 1986 Carmike Cinemas, Inc. Class A Stock Option Plan as well as the type of option and the number of shares subject thereto. The Stock Option Committee did not meet during the year ended December 31, 1993. The Audit Committee, which consists of Messrs. John W. Jordan, II and David W. Zalaznick, recommends the engagement of independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee did not meet during the year ended December 31, 1993. The Real Estate Committee, which consists of Mr. Michael W. Patrick, has the authority to determine and designate those real properties owned or leased by the Company which are no longer necessary for the conduct of its business and operations and arrange for their disposition.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

         The following table sets forth certain information as to the Class A Common Stock of the Company beneficially owned as of December 31, 1993 by each person, other than persons whose ownership is reflected under the caption "Security Ownership of Management," who is known to the Company to own, directly or indirectly, more than 5% of the outstanding shares of either class of the Company's common stock:

                                                                                         Nature of
                                                                            Title of     Beneficial   Percent of   Total Voting
Name and Address of Beneficial Owner                                        Class        Ownership    Class (1)     Interest(2)
- -------------------------------------------------------------------------   ---------   -----------   ----------  ---------------


Leucadia Investors, Inc. (3)(4)(5)  . . . . . . . . . . . . . . . . . . .   Class A       589,475        9.0%          2.8%
                    315 Park Avenue South
                    New York, New York  10010

T. Rowe Price Associates, Inc. (6)  . . . . . . . . . . . . . . . . . . .   Class A       481,524        7.3%          2.3%
                    100 East Pratt Street
                    Baltimore, Maryland  21202

College Retirement Equities Fund(7) . . . . . . . . . . . . . . . . . . .   Class A       408,300        6.2%          2.0%
                    730 Third Avenue
                    New York, New York  10017



______________________

(1) Percent of Class is with respect to outstanding shares of Class A Common Stock (6,554,901 shares).

(2) Total Voting Interest reflects ten votes afforded each outstanding share of Class B Common Stock (14,207,000 votes) and one vote afforded each share of outstanding Class A Common Stock (6,554,901 votes) for a total of 20,761,901 votes.

(3) Includes 298,205 shares of Class A Common Stock owned by the John W. Jordan, II Revocable Trust of which John W. Jordan, II is the sole trustee and sole beneficiary. Leucadia Investors, Inc. disclaims beneficial ownership of shares held in said trust. Includes 62,980 shares of Class A Common Stock owned by the Jordan Family Trust. John
         W. Jordan is a trustee of the Jordan Family Trust of which his minor children are the sole beneficiaries, but he disclaims beneficial ownership of shares held in said trust. John W. Jordan, II is a director of Leucadia National Corporation.

(4) John W. Jordan, II, David W. Zalaznick and Leucadia Investors, Inc., are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of the Company in April 1982.

(5) Leucadia Investors, Inc. is an indirect wholly-owned subsidiary of Leucadia National Corporation; both entities are New York corporations. While Leucadia Investors, Inc. is the record owner of Class A Common Stock, Leucadia National Corporation may be deemed to be beneficial owner of such shares by its shared powers to direct the voting and disposition by Leucadia Investors, Inc. of such shares.

(6) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7) College Retirement Equities Fund reported to the Company that as of January 15, 1994, it owned 478,300 shares of Class A Common Stock. This represents 7.3% of the Class and 2.3% of the voting interest.


SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as to the Class A Common Stock and the Class B Common Stock beneficially owned as of January 15, 1994 by each of the Company's directors, nominees for director, each executive officer named in the Summary Compensation Table set forth under the caption "Executive Compensation" and all directors and executive officers as a group:


                                                                         Amount and
                                                                         Nature of
                                                             Title of    Beneficial   Percent of   Total Voting
Name of Beneficial Owner                                      Class      Ownership    Class (1)     Interest (2)
- --------------------------------------------------------    ----------   ----------   ----------   -------------


 C. L. Patrick (3)                                            Class B     369,382       26.0%           17.9%


                                                              Class A      19,597         --

Michael W. Patrick (4)  . . . . . . . . . . . . . . . .       Class B     539,866       38.0%
                                                                                                        26.4%
                                                              Class A      99,597        1.5%

Carl L. Patrick, Jr. (5)  . . . . . . . . . . . . . . .       Class B     511,452       36.0%
                                                                                                        24.7%
                                                              Class A       5,597         --

Carl E. Sanders (6) . . . . . . . . . . . . . . . . . .       Class A      72,500        1.1%             --


John W. Jordan, II (7) (8)  . . . . . . . . . . . . . .       Class A     361,185        5.5%            1.7%


David W. Zalaznick (8)  . . . . . . . . . . . . . . . .       Class A     251,790        3.8%            1.2%

John O. Barwick, III (9)  . . . . . . . . . . . . . . . . . . . . . . . .   Class A         29,050     --          --


Anthony J. Rhead (10) . . . . . . . . . . . . . . . . . . . . . . . . . .   Class A         10,000     --          --


All Directors and Executive Officers as a Group (11)  . . . . . . . . . .   Class B      1,420,700     100.0%      72.2%
   (13 persons)
                                                                            Class A        888,416      13.3%
- ----------------------

- --  Indicates less than 1%.

(1) Percent of Class is with respect to outstanding shares of each class of Common Stock (1,420,700 outstanding shares of Class B Common Stock and 6,554,901 outstanding shares of Class A Common Stock), plus such additional shares as are subject to purchase upon exercise of options held by the particular person or group of persons.

(2) Total Voting Interest reflects ten votes afforded each share of outstanding Class B Common Stock (14,207,000 votes) and one vote afforded each share of outstanding Class A Common Stock plus one vote for such additional shares as are subject to purchase upon exercise of options held by the particular person or group of persons (6,634,901 votes in the case of Michael W. Patrick; 6,579,901 votes in the case of John O. Barwick, III; 6,564,901 votes in the case of Anthony J. Rhead; 6,688,401 votes in the case of all directors and executive officers as a group; and 6,554,901 votes in all other cases).

(3) C. L. Patrick and Frances E. Patrick are husband and wife. Includes 45,963 shares of Class B Common Stock owned by Frances E. Patrick as to which shares C. L. Patrick disclaims beneficial ownership.
         Includes 66,386, 66,386 and 11,064 shares of Class B Common Stock held in trusts for Carl L. Patrick, Jr., Michael W. Patrick and Michael W. Patrick's minor son, respectively, by C. L. Patrick and Frances E. Patrick, as trustees, which trusts are scheduled to terminate between 1994 and 1999 and as to which shares C. L. Patrick and Frances E. Patrick each disclaim beneficial ownership. Includes 59,576 shares of Class B Common Stock held in trust for Michael W. Patrick by C. L. Patrick, as trustee, and 59,576 shares held in trust for Carl L. Patrick, Jr. by Frances E. Patrick, as trustee; pursuant to these trusts, C. L. Patrick and Frances E. Patrick each sold the remainder interest in the shares held by these trusts in return for an annuity based on their joint lives.

(4) Includes 28,414 shares of Class B Common Stock held by Michael W. Patrick as custodian for his minor son; Michael W. Patrick has voting and investment power with respect to such shares but disclaims beneficial ownership thereof. Excludes 66,386 and 11,064 of Class B Common Stock held in trusts for Michael W. Patrick and his minor son, respectively, by C.
         L. Patrick and Frances E. Patrick, as trustees, which trusts are scheduled to terminate between 1995 and 1999. Excludes 59,576 shares of Class B Common Stock held in trust for Michael W. Patrick by C. L. Patrick, as trustee, the remainder interest of which Michael W. Patrick has purchased. Includes 80,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Michael W. Patrick.

(5)      Excludes 66,386 shares of Class B Common Stock held in trusts for Carl
         L. Patrick, Jr. by C.L. Patrick and Frances E. Patrick, as trustees, which trusts are scheduled to terminate between 1994 and 1999. Excludes 59,576 shares of Class B Common Stock held in trust for Carl
         L. Patrick, Jr. by Frances E. Patrick, as trustee, the remainder interest of which Carl L. Patrick, Jr. has purchased.

(6) Includes 14,000 shares of Class A Common Stock owned by Carl E. Sanders' wife as to which shares Mr. Sanders disclaims beneficial ownership.

(7) Includes 298,205 shares of Class A Common Stock owned by the John W. Jordan, II Revocable Trust of which John W. Jordan, II is the sole trustee and sole beneficiary. Includes 62,980 shares of Class A Common Stock owned by the Jordan Family Trust. John W. Jordan is a trustee of the Jordan Family Trust of which his minor children are the sole beneficiaries, but he disclaims beneficial ownership of shares held in said trust. John W. Jordan, II is a director of Leucadia National Corporation.

(8) John W. Jordan II, David W. Zalaznick and Leucadia, Inc. are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of the Company in 1982.

(9) Includes 50 shares of Class A Common Stock held by John O. Barwick, III on behalf of his children as to which shares he disclaims beneficial ownership. Includes 25,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by John O. Barwick, III.

(10) Includes 10,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Anthony J. Rhead.

(11) Includes 38,500 shares of Class A Common Stock which are subject to purchase upon exercise of certain vested options held by the unnamed executive officers of the Company.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee. The following officers and employees of the Company participated in deliberations of the Board of Directors concerning executive officer compensation: C. L. Patrick and Michael
W. Patrick.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the three other most highly compensated executive officers of the Company as to whom the total annual salary and bonus for the fiscal year ended December 31, 1993, exceeded $100,000.

                                                      Summary Compensation Table
                                                      --------------------------
                                        Annual Compensation             Long-Term Compensation
- ---------------------------------------------------------------------------------------------------------------------------
                                                                           Awards                    Payouts
                                                                           ---------------------------------
          (a)           (b)          (c)        (d)             (e)           (f)          (g)        (h)         (i)
                                                               Other       Restricted   Securities
                                                               Annual         Stock     Underlying    LTIP      All Other
  Name and Principal                Salary      Bonus        Compensation   Award(s)     Options/    Payouts   Compensation
       Position        Year          ($)        ($)            ($)(1)         ($)        SARs (#)     ($)        ($)(2)
- ---------------------------------------------------------------------------------------------------------------------------
 Michael W. Patrick
 President, Chief
 Executive Officer
 and Director

                       1993         $500,000    $32,000           --           $ 0          $ 0        $ 0         $ 51,495

                       1992          282,238     30,000           --             0            0          0           33,253

                       1991          270,255     33,600           --             0            0          0               --

 C. L. Patrick
 Chairman of the
 Board of Directors
                       1993          258,114          0           --             0            0          0           10,441

                       1992          250,878          0           --             0            0          0            9,475

                       1991          241,757          0           --             0            0          0               --
 John O. Barwick,III
 Vice President-
 finance, Treasurer
 and Chief Financial
 Officer

                       1993           92,500     32,000           --             0            0          0           17,033

                       1992           92,500     22,500           --             0            0          0           12,447

                       1991           92,500     22,500           --             0            0          0               --

 Anthony J. Rhead
 Vice President -
 Film
                       1993           70,500     32,000           --             0            0          0           13,441

                       1992           70,500     22,500           --             0            0          0           11,494

                       1991           70,500     22,200           --             0            0          0               --


(1) Personal benefits provided to the named individuals under various Company programs do not exceed the disclosure thresholds established under Securities and Exchange Commission rules and are not included in this total. To the extent utilized, such benefits are treated as additional wages for income tax purposes.

         "Other Annual Compensation" for fiscal years prior to 1992 is not required to be reported.

(2) Includes amounts paid by the Company under a deferred compensation plan for certain executive employees pursuant to which the Company pays additional compensation on a pre-tax basis equal to 10% of an employee's taxable compensation. Distributions from the plan are made upon or shortly after normal retirement, disability, death or termination of employment of a participant. Also includes the incremental cost of life insurance premiums for death benefits in excess of $50,000. "All Other Compensation" for fiscal years prior to 1992 is not required to be reported.


EMPLOYMENT CONTRACTS

         In April 1982, C. L. Patrick entered into an employment agreement with the Company with respect to his services as Chairman of the Board. This agreement, as restated and amended on January 1, 1990, provides a base annual salary of $200,000 for C. L. Patrick with annual cost of living adjustments. Such cost of living adjustments have resulted in a base annual salary of $262,124 for C.L. Patrick. Effective as of January 1, 1993, Michael W. Patrick entered into an employment agreement with the Company with respect to his services as Chief Executive Officer. This agreement provides a base annual salary of $500,000, with annual cost of living adjustments. Each agreement provides for a three-year term which is automatically extended each year after the first year for an additional year unless either party gives written notice of termination within 30 days prior to the anniversary date of such agreement. These agreements also provide during their terms for a death benefit equal to one year's salary, as well as for reimbursement of business-related expenses.


STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The Company did not grant any stock options or appreciation rights in fiscal year 1993.

OPTION/SAR EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the named executives, concerning the exercise of options and/or SARs during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year.




                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
- ------------------------------------------------------------------------------------------------------------------------------------
     (a)                        (b)            (c)                      (d)                                      (e)
                                                           Number of Securities Underlying         Value of Unexercised in-the-Money
                                                               Unexercised Options/SARs               Options/SARs at FY-End ($)
                                                                    at FY-End (#)
                        Shares acquired      Value
    Name                on exercise (# )   Realized ($)    Exercisable       Unexercisable         Exercisable(3)    Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
 Michael W. Patrick               0              0            80,000              0                $750,000(4)           $0

 C. L. Patrick                    0              0              0                 0                $     0               $0

 John O. Barwick,
   III                          7,500        75,000(1)        25,000              0                $237,500(5)           $0

 Anthony J. Rhead               6,500        65,625(2)        10,000              0                $ 95,000(5)           $0
- ------------------------------------------------------------------------------------------------------------------------------------


(1) Value realized is based on a market price at exercise of $19.00 per share of Class A Common Stock and an exercise price of $9.00 per share.

(2) Value realized is based on a market price at exercise of $19.00 per share of Class A Common Stock and an exercise price of $8.50 per share for 5,000 shares and a market price of $17.75 per share and an exercise price of $9.00 per share for 1,500 shares.

(3)      Based on a market price of $18.00 per share at fiscal year end.

(4) Based on an exercise price of $9.00 per share for 20,000 shares and an exercise price of $8.50 per share for 60,000 shares.

(5)      Based on an exercise price of $8.50 per share.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors does not have a Compensation Committee. The full Board of Directors oversees and reviews the administration of the Company's employee benefit plans and compensation of employees, except for decisions about awards under the Company's stock option plan, which must be made solely by the Stock Option Committee in order for the grants or awards under such plan to satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         The following is a report submitted by the Board of Directors addressing the Company's compensation policy as it related to the chief executive officer and the named executive officers for fiscal year 1993.

Base Salary and Bonuses

         The Company does not have a formalized program regarding compensation of executive officers. The base salaries for the Chairman of the Board and the Chief Executive Officer are set in accordance with their employment contracts. See "Employment Contracts." The terms of these contracts were proposed by the Chairman of the Board and the Company's Chief Executive Officer. Factors considered by the Chairman of the Board and Chief Executive Officer were subjective and could include their perceptions of the individual's performance, needs and potential and the Columbus, Georgia economy. The Chairman of the Board and the Chief Executive Officer inform the Board of Directors as to the proposed remuneration of the other named executive officers. Again, the factors considered are usually subjective and could include their perceptions of each individual's performance, needs and potential and the Columbus, Georgia economy.
         An individual's bonus is based on increases in earnings per share for the Company's Class A Common Stock. For each $1.00 increase in earnings per share, an individual receives a bonus of $5,000 multiplied by the number of bonus points awarded to such individual. The Chairman of the Board informs the Board of Directors of the proposed number of "bonus points" to be awarded to the Chief Executive Officer. Factors considered by the Chairman of the Board are subjective and could include his perception of the individual's contribution to the Company's performance. The Chairman of the Board and the Chief Executive Officer decide the number of "bonus points" to be awarded to the other named executive officers. Factors considered by the Chairman of the Board and the Chief Executive Officer are subjective and could include their perceptions of an individual's contributions to the Company's performance.

Stock Option Plan

         The 1986 Carmike Cinemas, Inc. Class A Stock Option Plan (the "Plan") is the Company's long-term incentive plan for executive officers and key employees. The objective of the Plan is to align executive pay with shareholder long-term interest by creating a direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant long-term ownership position in the Company's Class A Common Stock.

         The Plan authorizes the Stock Option Committee to award stock options to key employees of the Company. The Stock Option Committee has the power to determine the individuals to whom stock options are awarded, the terms at which option grants shall be made and the terms of the options and the number of shares subject to each option. The size of option grants may be based, in part, upon position level. No option grants were made in 1993.

Chief Executive Officer Pay

         Amounts earned during 1993 by the Chief Executive Officer, Michael W. Patrick, are shown in the Summary Compensation Table. His base salary was set pursuant to the terms of Mr. Patrick's employment agreement with the Company. That agreement provides that Mr. Patrick receive a base annual salary of $500,000, with annual cost of living adjustments. See "Employment Contracts.". Mr. Patrick received a bonus of $32,000 in 1993. The amount of his bonus was based on the increase in earnings per share described in "Base Salary and Bonuses."

         The Board believes that the current subjective process has been effective in rewarding executives appropriately, and in attracting and retaining good performers. While the Board is pleased with the current compensation system, it reserves the right to make such changes to the program as it deems desirable or necessary in future years.



                                               MEMBERS OF THE BOARD OF DIRECTORS

                                                                   C. L. Patrick
                                                              Michael W. Patrick
                                                            Carl L. Patrick, Jr.
                                                              John W. Jordan, II
                                                                 Carl E. Sanders
                                                              David W. Zalaznick

PERFORMANCE GRAPH

         The graph shown below is a line-graph presentation comparing the Company's cumulative, five-year stockholder returns on a dividend-reinvested basis with the New York Stock Exchange Market Index and an index of peer companies selected by the Company.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET



- ------------------------------ FISCAL YEAR ENDING ------------------------------------------------
COMPANY                        1988      1989        1990        1991         1992          1993

CARMIKE CINEMAS CL A           100       176         127         197          181           229
PEER GROUP                     100        79          34          52           38            57
BROAD MARKET                   100       132         128         166          179           197



The above graph compares the performance of the Company with the New York Stock Exchange Market Index and a group of peer companies with investment weighted on market capitalization. Companies in the peer group are as follows: AMC Entertainment, Carmike Cinemas, Cineplex Odeon and Showscan Cp. These companies were chosen on the basis of being publicly held companies which are primarily in the movie exhibition business (non drive-in).


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases equipment for six of its theatres pursuant to five equipment lease agreements with Michael W. Patrick and one such agreement with C.L. Patrick. During the year ended December 31, 1993, the Company paid $93,471 to Michael W. Patrick and $96,000 to C.L. Patrick under these equipment leases. The Company also has an aircraft lease agreement dated July 1, 1983, with C.L.P. Equipment, a sole proprietorship of which C.L. Patrick is the owner, pursuant to which the Company paid $190,522 in the year ended December 31, 1993. The Company believes that these transactions are on terms no less favorable to the Company than terms available from unaffiliated parties in arm's-length transactions. Any future transactions between the Company and any officer, director, 5% shareholder or any affiliate thereof will be on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

         The law firm of Troutman Sanders, Atlanta, Georgia, of which Carl E. Sanders is the chief partner, provides legal services to the Company.


                                 OTHER MATTERS

         The Board of Directors does not know of any other matters to be presented for action at the meeting. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgement.

INDEPENDENT ACCOUNTANTS

         Management has selected Ernst & Young as its independent accountants for the current year. Representatives of Ernst & Young are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS

         Any shareholder of the Company who wishes to present a proposal at the 1995 Annual Meeting of Shareholders of the Company and who wishes to have such proposal included in the Company's proxy statement for that meeting must deliver a copy of such proposal to the Company at 1301 First Avenue, Columbus, Georgia 31901, Attention: Corporate Secretary, for receipt not later than December 1, 1994. The Company reserves the right to decline to include in the Company's proxy statement any shareholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

FORM 10-K

         The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1993 (including the consolidated financial statements and schedules thereto but excluding exhibits) will be provided without charge to each shareholder so requesting in writing. Each request must set forth a good faith representation that, as of March 15, 1994, the record date for the 1994 Annual Meeting, the person making the request beneficially owned share(s) of the Class A Common Stock or the Class B Common Stock of the Company, The written request should be directed to: Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia 31901, Attention: John O. Barwick, III, Vice President-Finance.

                             YOUR VOTE IS IMPORTANT

         You are encouraged to let us know your preference by marking the appropriate box on the enclosed proxy card.

                            CARMIKE CINEMAS, INC.
                              1301 FIRST AVENUE
                           COLUMBUS, GEORGIA  31901

                                    PROXY

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 1994



         The undersigned hereby appoints MICHAEL W. PATRICK, JOHN O. BARWICK, III, and LARRY M. ADAMS, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Class A Common Stock of Carmike Cinemas, Inc. held of record by the undersigned on March 15, 1994, at the Annual Meeting of Shareholders of Carmike Cinemas, Inc. to be held at the offices of Troutman Sanders, NationsBank Plaza, 600 Peachtree Street, 52nd Floor, Atlanta, Georgia 30306, at 11:00 a.m. local time, on Monday, May 9, 1994, and any adjournments thereof.

         Management recommends a vote FOR all nominees.

         1.      Election of Directors:

                 / /   FOR all nominees, except as marked below.

                 / /   WITHHOLD vote from all nominees

                 C. L. Patrick, Michael W. Patrick, John W. Jordan, II,
                 Carl L. Patrick, Jr., Carl E. Sanders and David W. Zalaznick.

                 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

                    -----------------------------------------

         2. In their discretion, the proxies are authorized to vote as described in the proxy statement and upon such other business as may properly come before the meeting.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES.



                 Dated:                        , 1994
                       ------------------------

                 ------------------------------------
                 Signature

                 ------------------------------------
                 Signature if Held Jointly

                 Please sign exactly as name appears on Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                               USING THE ENCLOSED ENVELOPE.